UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20 , 2004

                            Fidelity Bankshares, Inc.
             (Exact name of registrant as specified in its charter)

     Delaware                        000-29040                   65-0717085
----------------------          ----------------------       -----------------
(State or other jurisdiction       (SEC File Number)          (I.R.S. Employer
    of incorporation)                                        Identification No.)

               205 Datura Street, West Palm Beach, Florida, 33401
              ----------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (561) 803-9900


                                 Not Applicable
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K


Item 7. Financial Statements and Exhibits

     (a)  No financial statements of businesses acquired are required.

     (b)  No pro forma financial information is required.

     (c) Attached as an exhibit is Fidelity Bankshares, Inc.'s (the "Company") news release announcing its March 31, 2004 earnings.

Item 12. Results of Operations and Financial Condition

          The Company announced its March 31, 2004 financial results by release. The press release is included as an exhibit.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               Fidelity Bankshares, Inc.


DATE:  April 20, 2004                 By:      /s/ Vince A. Elhilow
                                               ------------------------
                                                    Vince A. Elhilow
                                                    Chairman of the Board
                                                    and Chief Executive Officer

                                  EXHIBIT INDEX

99.1 News release dated April 20, 2004 announcing March 31, 2004 earnings.

                                                                    EXHIBIT 99.1





                                                               205 DATURA STREET
                                                       WEST PALM BEACH, FL 33401
                                                                  (561) 803-9900

PRESS RELEASE
FOR IMMEDIATE RELEASE


           Fidelity Bankshares Q1 Net Income $5.7 Million, EPS $0.38.
               Assets Reach $3.24 Billion. Deposits $2.64 Billion.

--------------------------------------------------------------------------------

West Palm Beach, FL, April 20, 2004 - Fidelity Bankshares, Inc. (NASDAQ: FFFL) the holding company for Fidelity Federal Bank & Trust, announced today the company's net income for the first fiscal quarter ended March 31, 2004 rose 11.1% to $5.7 million or $.39 basic and $.38 diluted earnings per share from $5.1 million or $.36 basic and $.35 diluted earnings per share in the quarter ended March 31, 2003.

The company sold $114.8 million of securities in the first quarter of 2004 resulting in a gain of approximately $587,000 ($358,000 or $.02 per share after tax). There were no such comparable sales of securities in the quarter ended March 31, 2003. In the quarter ended March 31, 2003, however, the company sold a $50 million pool of loans that resulted in a gain of $1.5 million ($925,000 or $.06 per share after tax). The company sold no comparable pool of loans in the quarter ended March 31, 2004.

As a result of the securities sales, the company's net interest margin at March 31, 2004 was 3.09%, compared to 3.30% at December 31, 2003 and 3.43% at March 31, 2003. The proceeds from the first quarter 2004 securities sales were on deposit with the FHLB earning .95%. The company expects its net interest margin to improve upon reinvestment of these proceeds.

The purpose of the securities sales was to improve the bank's ability to manage interest rate risk in the event interest rates increase. At December 31, 2003, the company had a positive one-year repricing gap to assets of 16.07%. At March 31, 2004, this positive repricing gap had further improved to 24.29%.

Fidelity Bankshares Chairman and CEO Vince Elhilow said, "In addition to prudently positioning ourselves to benefit from possible interest rate increases, we continued to enhance the value of our franchise by increasing core deposits. We experienced net deposit growth during the quarter of $181.2 million. Core deposits, consisting of checking, savings and money market accounts now comprise 74.4% of our company's deposits, while certificates of deposit represent the remaining 25.6%. A year ago, core deposits, which exclude all certificates of deposit, made up 64.4% of our deposits. At the end of the first quarter, deposits totaled $2.64 billion, an increase of $513.2 million or 24.1% compared to a year ago."

                                    - more -

                                                             Fidelity Bankshares
                                                                     Page 2 of 5

In March, the Board of Directors declared payment of a quarterly dividend to stockholders of $.10 per share on the company's common stock. The dividend, payable to stockholders of record as of March 31, 2004, was paid on April 15, 2004.

Fidelity Bankshares, Inc., through its subsidiary Fidelity Federal Bank & Trust, has assets of $3.24 billion and deposits of $2.64 billion and operates in Florida through 41 offices in Palm Beach, Martin, Broward, Indian River and St. Lucie counties.

An investment profile on Fidelity Bankshares may be found on the website www.hawkassociates.com/fffl/profile.htm.

Financials are attached.

For more information contact Chairman and CEO Vince A. Elhilow or Chief Financial Officer Richard D. Aldred at (561) 803-9900 or Frank Hawkins or Julie Marshall, Hawk Associates, Inc. at (305) 852-2383. Email: info@hawkassociates.com. Information about Fidelity Bankshares, Inc. can be found on the website www.fidelityfederal.com. Copies of Fidelity Bankshares press releases, SEC filings, current price quotes, stock charts and other valuable information for investors may be found on the website: http://www.hawkassociates.com.







                                     - more-


Fidelity Bankshares, Inc.
Financial  Highlights
(Unaudited)
                                                                      Three Months      Three Months            Year
                                                                          Ended             Ended               Ended
                                                                        March 31,         March 31,         December 31,
                                                                          2004              2003                2003
FOR THE PERIOD (In Thousands)
---------------------------------------------------------------------------------------------------------------------------
Interest income                                                              $38,062           $34,831            $143,683
Interest expense                                                              14,149            14,046              57,164
Net interest income                                                           23,913            20,785              86,519
Chargeoffs                                                                        67                71                 322
Recoveries                                                                         4                 -                   1
Gain on sale of loans                                                            105             2,559               4,159
Net income                                                                     5,687             5,117              17,921

PER COMMON SHARE
---------------------------------------------------------------------------------------------------------------------------
Net income:
                    Basic EPS                                                  $0.39             $0.36               $1.24
                    Diluted EPS                                                 0.38              0.35                1.22
Dividends declared                                                              0.10              0.10                0.40
Book value                                                                     12.79             11.59               12.28
Stock price:
                    High                                                       38.45             19.75               32.47
                    Low                                                        31.25             17.20               17.20
                    Close                                                      36.67             18.32               31.40

AVERAGE FOR THE PERIOD (In Thousands)
--------------------------------------------------------------------------------------------------------------------------
Assets                                                                    $3,127,984        $2,569,884          $2,798,378
Loans receivable, net                                                      2,227,308         1,954,221           2,037,993
Mortgage-backed securities                                                   467,053           211,236             399,898
Investments                                                                  208,358           204,177             174,896
Deposits                                                                   2,507,224         2,000,362           2,235,207
Borrowed funds                                                               357,119           340,313             335,832
Stockholders' equity                                                         189,084           170,908             176,477

SELECTED RATIOS
---------------------------------------------------------------------------------------------------------------------------
Return on average assets                                                       0.73%             0.80%               0.64%
Return on average equity                                                      12.03%            11.98%              10.15%
Interest rate spread on average assets for the period                          3.27%             3.48%               3.28%
Net yield on average interest earning assets for the period                    3.30%             3.51%               3.31%
Net yield on interest earning assets at end of period                          3.09%             3.43%               3.30%
Interest rate spread at end of period                                          3.09%             3.41%               3.29%
Ratio of interest earning assets to interest bearing
                    liabilities at end of period                              99.88%           100.81%             100.49%
Ratio of non performing assets to total assets                                 0.32%             0.22%               0.37%
Ratio of valuation allowances to non performing assets                       112.97%           150.82%              99.12%
Ratio of valuation allowances to loans receivable, net                         0.51%             0.46%               0.51%
Stockholders' equity as a percentage of assets                                 5.95%             6.40%               6.05%

PERIOD END (In Thousands)
---------------------------------------------------------------------------------------------------------------------------
Total assets                                                              $3,240,786        $2,699,347          $3,048,222
Interest earning cash and investment securities                              348,518           160,453             169,850
Mortgage-backed and corporate debt securities                                360,961           384,199             471,228
Loans receivable, net                                                      2,280,624         1,957,426           2,191,696
Real estate owned and held for investment                                         17               726                   -
Loan loss reserve                                                             11,652             9,036              11,119
All other assets                                                             250,666           196,543             215,448
Borrowed funds                                                               352,256           337,825             358,970
Common shares outstanding, net of treasury shares                         15,070,258        14,899,818          15,024,648
Stockholders' equity                                                         192,684           172,640             184,509


Certain amounts in prior year have been reclassified to conform with the March 31, 2004 presentation.



Fidelity Bankshares Inc.
Selected Unaudited Operating Data
                                                                                    Three Months Ended
                                                                                        March 31,
                                                                                 2004                    2003
                                                                          ---------------------------------------
                                                                                         (In Thousands)

Selected Operating Data:
       Interest income                                                           $38,062                 $34,831
       Interest expense                                                           14,149                  14,046
                                                                          ---------------         ---------------

       Net interest income before
            provision for loan losses                                             23,913                  20,785
       Provision for loan losses                                                     596                     790
                                                                          ---------------         ---------------
       Net interest income after
            provision for loan losses                                             23,317                  19,995
                                                                          ---------------         ---------------

       Other income
            Fees on deposit accounts                                               2,839                   1,902
            Fees for other banking services                                        2,672                   2,294
            Gain on sale of loans                                                    105                   2,559
            Gain (loss) on sale of investments                                       587                       -
            All other income                                                         260                     256
                                                                          ---------------         ---------------
                                                                          ---------------         ---------------
                  Total other income                                               6,463                   7,011
                                                                          ---------------         ---------------
       Operating expense
            Compensation and benefits                                             11,944                  11,096
            Occupancy and equipment                                                4,010                   3,416
            All other operating expense                                            4,512                   4,148
                                                                          ---------------         ---------------
                  Total operating expense                                         20,466                  18,660
                                                                          ---------------         ---------------

       Income before taxes                                                         9,314                   8,346
       Provision for income taxes                                                  3,627                   3,229

       Net income                                                                 $5,687                  $5,117
                                                                          ===============         ===============

       Earnings per share:
            Basic                                                                  $ .39                   $ .36
                                                                          ===============         ===============
                                                                          ===============         ===============
            Diluted                                                                $ .38                   $ .35
                                                                          ===============         ===============

Certain amounts in prior year have been reclassified to conform with the March 31, 2004 presentation.


Fidelity Bankshares Inc.
Selected Unaudited Financial Data


                                                                        March 31,                     December 31,
                                                                           2004                           2003
                                                                     ------------------------------------------------
                                                                                      (In Thousands)
Assets
Cash and interest earning deposits                                          $ 301,909                      $ 109,887
Assets available for sale                                                     504,254                        593,959
Loans:
     Residential mortgage                                                   1,545,088                      1,509,249
     Commercial mortgage                                                      785,814                        753,890
     Consumer                                                                 190,984                        185,450
     Commercial business                                                      133,174                        131,292
                                                                     -----------------              -----------------
           Gross loans                                                      2,655,060                      2,579,881
     Less:
           Loans in process                                                   360,507                        374,974
           Deferred costs (income)                                              2,277                          2,092
           Allowance for loan losses                                           11,652                         11,119
                                                                     -----------------              -----------------
                 Loans, Net                                                 2,280,624                      2,191,696
                                                                     -----------------              -----------------
                                                                     -----------------              -----------------
Office properties and equipment                                                72,236                         70,663
FHLB stock                                                                     13,055                         13,322
REO                                                                                17                              -
All other assets                                                               68,691                         68,695
                                                                     -----------------              -----------------

Total assets                                                              $ 3,240,786                    $ 3,048,222
                                                                     =================              =================

Liabilities and Equity
Liabilities:
Deposits:
     Checking, savings and money
           market accounts                                                $ 1,963,873                    $ 1,774,222
     Certificates of deposit                                                  677,449                        685,879
                                                                     -----------------              -----------------
           Total deposits                                                   2,641,322                      2,460,101
     Repurchase agreements                                                     38,829                         42,089
     Borrowings from FHLB                                                     261,107                        264,561
     Subordinated debentures I                                                 29,639                         29,639
     Subordinated debentures II                                                22,681                         22,681
     All other liabilities                                                     54,524                         44,642
                                                                     -----------------              -----------------
                                                                     -----------------              -----------------
           Total liabilities                                                3,048,102                      2,863,713
                                                                     -----------------              -----------------
                                                                     -----------------              -----------------
     Stockholders' equity                                                     192,684                        184,509
                                                                     -----------------              -----------------

     Total liabilities and equity                                         $ 3,240,786                    $ 3,048,222
                                                                     =================              =================

Certain amounts in prior year have been reclassified to conform with the March 31, 2004 presentation.